Exhibit 99.1

For Immediate Release	Symbol: POT
November 3, 2016
Listed: TSX, NYSE

PotashCorp Shareholders Overwhelmingly Approve Merger of Equals with Agrium

Saskatoon, Saskatchewan, November 3, 2016 – Potash Corporation of Saskatchewan Inc. (PotashCorp) (TSX: POT) (NYSE: POT) announced that its shareholders overwhelmingly voted to approve the company’s proposed merger of equals with Agrium Inc. (TSX: AGU) (NYSE: AGU) at the Special Meeting of PotashCorp shareholders that was held today.

More than 99 percent of the shares voted at the meeting were voted in favor of the merger, with approximately 494 million, or 59 percent, of PotashCorp’s outstanding shares voted at the meeting.

“Today’s vote demonstrates the strong support from shareholders for this merger and the opportunity to create a world-class integrated global supplier of crop inputs,” said Jochen Tilk, President and Chief Executive Officer of PotashCorp. “Together with Agrium, we will be even better positioned to grow and thrive in a highly-competitive global market with multiple paths for growth. We expect to generate significant value for shareholders and new opportunities for employees, while also better serving customers with low-cost, high-value products and services. We look forward to working with Agrium to realize the full value of our combination.”

Agrium separately announced today that its securityholders also overwhelmingly voted to approve the merger at a special meeting of Agrium securityholders.

As previously announced, the transaction is expected to close mid-2017, subject to the satisfaction of customary closing conditions, including receipt of regulatory approvals and final approval by the Canadian court.

Additional information about the merger, including the benefits it is expected to create, is available at www.worldclasscropinputsupplier.com

PotashCorp is the world’s largest crop nutrient company and plays an integral role in global food production. The company produces the three essential nutrients required to help farmers grow healthier, more abundant crops. With global population rising and diets improving in developing countries, these nutrients offer a responsible and practical solution to meeting the long-term demand for food. PotashCorp is the largest producer, by capacity, of potash and one of the largest producers of nitrogen and phosphate. While agriculture is its primary market, the company also produces products for animal nutrition and industrial uses. Common shares of Potash Corporation of Saskatchewan Inc. are listed on the Toronto Stock Exchange and the New York Stock Exchange.

POTASH CORPORATION OF SASKATCHEWAN INC.

SUITE 500, 122 – 1ST AVENUE SOUTH, SASKATOON, SK CANADA S7K 7G3 PHONE (306) 933-8520 FAX (306) 933-8844

For further information please contact:

Investors	Media
Denita Stann	Randy Burton
Senior Vice President, Investor and Public Relations	Director, Public Relations and Communications
Phone: (306) 933-8521	Phone: (306) 933-8849
Fax: (306) 933-8844	Fax: (306) 933-8844
Email: ir@potashcorp.com	Email: pr@potashcorp.com

Website:     www.potashcorp.com

This release contains “forward-looking statements” (within the meaning of the US Private Securities Litigation Reform Act of 1995) or “forward-looking information” (within the meaning of applicable Canadian securities legislation) that relate to future events or our future performance. These statements can be identified by expressions of belief, expectation or intention, as well as those statements that are not historical fact. These statements often contain words such as “should,” “could,” “expect,” “forecast,” “may,” “anticipate,” “believe,” “intend,” “estimates,” “plans” and similar expressions. These statements are based on certain factors and assumptions as set forth in this document, including with respect to: foreign exchange rates, expected growth, results of operations, performance, business prospects and opportunities, including the proposed merger of equals with Agrium, and effective tax rates. While we consider these factors and assumptions to be reasonable based on information currently available, they may prove to be incorrect. Forward-looking statements are subject to risks and uncertainties that are difficult to predict. The results or events set forth in forward-looking statements may differ materially from actual results or events. Several factors could cause actual results or events to differ materially from those expressed in forward-looking statements including, but not limited to, the following: our proposed merger of equals transaction with Agrium, including the failure to satisfy all required conditions, including required regulatory, Canadian court and securityholder approvals, or to satisfy or obtain waivers with respect to all other closing conditions in a timely manner and on favorable terms or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the arrangement agreement; certain costs that we may incur in connection with the proposed merger of equals; certain restrictions in the arrangement agreement on our ability to take action outside the ordinary course of business without the consent of Agrium; the effect of the announcement of the proposed merger of equals on our ability to retain customers, suppliers and personnel and on our operating future business and operations generally; risks related to diversion of management time from ongoing business operations due to the proposed merger of equals; failure to realize the anticipated benefits of the proposed merger of equals and to successfully integrate Agrium and PotashCorp; the risk that our credit ratings may be downgraded or there may be adverse conditions in the credit markets; variations from our assumptions with respect to foreign exchange rates, expected growth, results of operations, performance, business prospects and opportunities, and effective tax rates; fluctuations in supply and demand in the fertilizer, sulfur and petrochemical markets; changes in competitive pressures, including pricing pressures; risks and uncertainties related to any operating and workforce changes made in response to our industry and the markets we serve, including mine and inventory shutdowns; adverse or uncertain economic conditions and changes in credit and financial markets; economic and political uncertainty around the world; changes in capital markets; the results of sales contract negotiations; unexpected or adverse weather conditions; changes in currency and exchange rates; risks related to reputational loss; the occurrence of a major safety incident; inadequate insurance coverage for a significant liability; inability to obtain relevant permits for our operations; catastrophic events or malicious acts, including terrorism; certain complications that may arise in our mining process, including water inflows; risks and uncertainties related to our international operations and assets; our ownership of non-controlling equity interests in other companies; our prospects to reinvest capital in strategic opportunities and acquisitions; risks associated with natural gas and other hedging activities; security risks related to our information technology systems; imprecision in reserve estimates; costs and availability of transportation and distribution for our raw materials and products, including railcars and ocean freight; changes in, and the effects of, government policies and regulations; earnings and the decisions of taxing authorities which could affect our effective tax rates; increases in the price or reduced availability of the raw materials that we use; our ability to attract, develop, engage and retain skilled employees; strikes or other forms of work stoppage or slowdowns; rates of return on, and the risks associated with, our investments and capital expenditures; timing and impact of capital expenditures; the impact of further innovation; adverse developments in new and pending legal proceedings or government investigations; and violations of our governance and compliance policies. These risks and uncertainties are discussed in more detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Results and Operations and Financial Condition” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, the joint information circular of the company and Agrium, filed as Exhibit 99.1 to the company’s Current Report on Form 8-K dated October 6, 2016 and with Canadian provincial securities commissions, in connection with the proposed merger of equals with Agrium and in other documents and reports subsequently filed by us with the US Securities and Exchange Commission and the Canadian provincial securities commissions. Forward-looking statements are given only as of the date hereof and we disclaim any obligation to update or revise any forward-looking statements in this release, whether as a result of new information, future events or otherwise, except as required by law.